UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2021

MEI Pharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50484	51-0407811
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11455 El Camino Real, Suite 250

San Diego, California 92130

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 369-7100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.00000002 par value	MEIP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Officer Retirement

On August 2, 2021, Brian G. Drazba, the Chief Financial Officer and Secretary of MEI Pharma, Inc. (the “Company”), and the Company entered into a Transition and Retirement Agreement with the Company (the “Retirement Agreement”). On December 21, 2021, Mr. Drazba and the Company mutually agreed to extend the term of Mr. Drazba’s employment to June 30, 2022 (or an earlier date determined by either party), pursuant to a letter agreement dated December 21, 2021 (the “Letter Agreement”). Mr. Drazba will be eligible to receive the separation benefits under the Retirement Agreement if his employment terminates for any reason other than for cause on or prior to June 30, 2022. Additionally, consistent with the extension of employment, if Mr. Drazba’s employment terminates without cause on or prior to June 30, 2022 (i) Mr. Drazba will vest in the same number of options as of his retirement date as he would have had he continued employment through the first anniversary of the retirement date, and (ii) he will be able to exercise his vested stock options through the first anniversary of his retirement date, or until the expiration of the option term, if earlier, subject to the terms of the applicable option agreements. The foregoing benefits are subject to Mr. Drazba signing and not revoking a release of claims and complying with applicable restrictive covenants. The parties may mutually agree to extend the term of the Retirement Agreement.

The foregoing descriptions of the Retirement Agreement and the Letter Agreement are qualified in their entirety by reference to the full text of the Transition and Retirement Agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K on August 5, 2021, and the Letter Agreement, which is filed herewith as Exhibit 10.1 and incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Letter Agreement between Brian G. Drazba and MEI Pharma, Inc. dated as of December 21, 2021

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEI PHARMA, INC.

By:	/s/ Daniel P. Gold
Daniel P. Gold
Chief Executive Officer

Dated: December 23, 2021